Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	June 30,	December 31,
	2005	2004
Assets
Cash and cash equivalents	$99,778	125,522
Restricted cash	982	2,017
Inventory of real estate	453,182	413,471
Investment in Bluegreen Corporation	87,658	80,572
Property and equipment, net	37,065	31,137
Other assets	37,540	25,748

Total assets	$716,205	678,467

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$62,542	66,271
Customer deposits	45,838	43,022
Current income tax payable	6,560	4,314
Notes and mortgage notes payable	209,789	221,605
Notes and mortgage notes payable to affiliates	4,746	46,621
Junior subordinated debentures	54,124	—
Deferred tax liability, net	2,605	1,845

Total liabilities	386,204	383,678

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 shares Issued and outstanding: 18,597,166 shares	186	186
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 shares	12	12
Additional paid-in capital	180,772	180,790
Retained earnings	148,721	113,643
Accumulated other comprehensive income	310	158

Total shareholders’ equity	330,001	294,789

Total liabilities and shareholders’ equity	$716,205	678,467

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004
Revenues:
Sales of real estate	$107,094	142,530	305,960	241,053
Title and mortgage operations	947	1,339	1,895	2,309

Total revenues	108,041	143,869	307,855	243,362

Costs and expenses:
Cost of sales of real estate	84,547	107,676	215,136	177,341
Selling, general and administrative expenses	19,459	18,888	42,605	32,935
Other expenses	626	777	1,942	1,476

Total costs and expenses	104,632	127,341	259,683	211,752

Earnings from Bluegreen Corporation	4,729	2,775	6,867	4,861
Earnings from real estate joint ventures	42	2,130	132	5,737
Interest and other income	1,453	849	2,775	1,327

Income before income taxes	9,633	22,282	57,946	43,535

Provision for income taxes	3,581	8,595	22,076	16,793

Net income	$6,052	13,687	35,870	26,742

Earnings per common share:
Basic	$0.31	0.70	1.81	1.55
Diluted	$0.30	0.68	1.79	1.53

Weighted average common shares outstanding:
Basic	19,816	19,596	19,816	17,206
Diluted	19,949	19,638	19,957	17,245

Dividends declared per common share:
Class A common stock	$0.02	—	0.04	—
Class B common stock	$0.02	—	0.04	—

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the
	Six Months Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	6/30/2005	6/30/2004	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Consolidated Operations:
Revenues from sales of real estate	$305,960	241,053	107,094	198,866	175,706	132,893	142,530
Cost of sales of real estate	215,136	177,341	84,547	130,589	130,420	98,513	107,676

Margin (a)	$90,824	63,712	22,547	68,277	45,286	34,380	34,854
Earnings from Bluegreen Corporation	$6,867	4,861	4,729	2,138	2,417	5,790	2,775
Selling, general & administrative expenses	$42,605	32,935	19,459	23,146	20,768	17,298	18,888
Net income	$35,870	26,742	6,052	29,818	17,013	13,660	13,687

Basic earnings per share	$1.81	1.55	0.31	1.50	0.86	0.69	0.70
Diluted earnings per share (b)	$1.79	1.53	0.30	1.49	0.85	0.66	0.68
Average shares outstanding (thousands)	19,816	17,206	19,816	19,816	19,816	19,816	19,596
Diluted shares outstanding (thousands)	19,957	17,245	19,949	19,965	19,961	19,872	19,638

Dividends declared per common share	$0.04	—	0.02	0.02	0.02	0.02	—

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	13.8%	13.5%	18.0%	11.6%	11.7%	12.9%	13.1%
Return on average shareholders’ equity, trailing 12 mos. (d)	22.3%	22.8%	22.3%	32.1%	27.3%	24.6%	22.8%
Ratio of debt to shareholders’ equity	81.4%	85.6%	81.4%	71.3%	91.0%	93.1%	85.6%
Ratio of debt to total capitalization	44.9%	46.1%	44.9%	41.6%	47.6%	48.2%	46.1%
Ratio of net debt to total capitalization	28.2%	22.1%	28.2%	17.3%	25.3%	27.9%	22.1%

Consolidated Balance Sheet Data:
Cash	$99,778	118,971	99,778	134,784	125,522	109,746	118,971
Inventory of real estate	453,182	380,309	453,182	401,818	413,471	428,304	380,309
Investment in Bluegreen Corporation	87,658	75,678	87,658	82,761	80,572	80,752	75,678
Total assets	716,205	614,534	716,205	683,543	678,467	652,137	614,534
Total debt	268,659	228,578	268,659	231,095	268,226	260,346	228,578
Total liabilities	386,204	347,589	386,204	359,301	383,678	372,368	347,589
Shareholders’ equity	330,001	266,945	330,001	324,242	294,789	279,769	266,945

Homebuilding Division (e):
Revenues from sales of real estate	$225,082	203,669	107,095	117,987	156,196	112,431	125,005
Cost of sales of real estate	177,852	160,331	84,273	93,579	122,267	88,499	98,856

Margin (a)	$47,230	43,338	22,822	24,408	33,929	23,932	26,149
Margin percentage (c)	21.0%	21.3%	21.3%	20.7%	21.7%	21.3%	20.9%
New orders (units)	1,034	1,008	429	605	314	357	534
New orders ($)	$299,155	264,160	133,874	165,281	76,562	87,194	134,036
Construction starts	825	1,484	478	347	349	461	783
Homes delivered	949	917	448	501	675	534	576
Average selling price of homes delivered	$237,000	222,000	239,000	236,000	231,000	211,000	217,000
Backlog of homes (units)	1,899	2,352	1,899	1,918	1,814	2,175	2,352
Backlog of homes ($)	$522,785	553,518	522,785	496,006	448,647	528,281	553,518

Land Division (f):
Revenues from sales of real estate	$66,700	56,898	149	66,551	19,139	20,163	37,577
Cost of sales of real estate	27,272	23,670	182	27,090	9,083	10,085	15,702

Margin (a)	$39,428	33,228	(33)	39,461	10,056	10,078	21,875
Margin percentage (c)	59.1%	58.4%	-22.1%	59.3%	52.5%	50.0%	58.2%
Acres sold	1,304	786	—	1,304	293	133	492
Inventory of real estate (acres) (g)	7,045	8,765	7,045	7,045	8,349	8,632	8,765
Inventory of real estate ($)	$114,038	113,128	114,038	106,645	122,056	123,867	113,128
Acres subject to firm sales contracts	545	801	545	543	1,833	711	801
Acres subject to firm sales contracts (sales value)	$59,884	71,089	59,884	59,624	121,095	58,657	71,089

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate. (d) Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes 4,657 estimated net saleable acres as of 6/30/2005.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 6/30/05

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000	1,158	1,126	32	21	11
Summit Greens	Clermont, FL	2000	770	696	74	67	7
Bellaggio	Lake Worth, FL	2001	537	534	3	3	—
Cascades — Estero	Ft. Myers, FL	2002	614	454	160	145	15
Cascades — Sarasota	Sarasota, FL	2003	453	86	367	216	151
Cascades — World Golf Village	St. John’s County, FL	2005	450	—	450	128	322
Cascades — Groveland	Groveland, FL	2005	999	—	999	123	876

Total Actively Selling Communities			4,981	2,896	2,085	703	1,382

Cascades — River Hall	Ft. Myers, FL	2005 Q3*	570	—	570	—	570
Seasons — Tradition (b)	Port St. Lucie, FL	2005 Q3*	1,200	—	1,200	—	1,200
Seasons — Laurel Canyon	Canton, GA	2005 Q3*	766	—	766	—	766
Cascades — Southern Hills	Brooksville, FL	2005 Q4*	925	—	925	—	925
Seasons — Prince Creek	Murrell’s Inlet, SC	2006 Q1*	460	—	460	—	460

Total Currently in Development			3,921	—	3,921	—	3,921

TOTAL ACTIVE ADULT INVENTORY			8,902	2,896	6,006	703	5,303

FAMILY
Magnolia Lakes (b)	Port St. Lucie, FL	2002	479	467	12	5	7
Regency Hills	Clermont, FL	2002	265	242	23	19	4
Avalon Park	Orlando, FL	2002	806	446	360	313	47
Summerport	Windermere, FL	2003	481	242	239	235	4
Riomar	Sarasota, FL	2004	154	—	154	101	53
Hunter’s Creek	Orange County, FL	2004	112	—	112	112	—
Hartwood Reserve	Clermont, FL	2004	325	—	325	153	172
Various	Memphis, TN	Various	1,970	1,225	745	220	525
Various	Nashville, TN	Various	99	2	97	38	59

Total Actively Selling Communities			4,691	2,624	2,067	1,196	871

San Simeon I	Ft. Myers, FL	2005 Q3*	219	—	219	—	219
Jessup Reserve	Seminole County, FL	2005 Q4*	345	—	345	—	345
Turtle Creek	Osceola County, FL	2006 Q2*	433	—	433	—	433
Various	Memphis, TN	Various	530	—	530	—	530

Total Currently in Development			1,527	—	1,527	—	1,527

TOTAL FAMILY INVENTORY			6,218	2,624	3,594	1,196	2,398

TOTAL INVENTORY OWNED
Active Adult communities			8,902	2,896	6,006	703	5,303
Family communities			6,218	2,624	3,594	1,196	2,398

Total Properties Owned			15,120	5,520	9,600	1,899	7,701

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)
Active Adult communities		Various	451	—	451	—	451
Family communities		Various	3,143	—	3,143	—	3,143

Total Properties Under Contract			3,594	—	3,594	—	3,594

Total Properties			18,714	5,520	13,194	1,899	11,295

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.